GENERAL	6 Months Ended
Jun. 30, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1:-GENERAL

a.RADA Electronic Industries Ltd. (the "Company") is a global defense technology company focused on proprietary radar solutions and legacy avionics systems. The Company is a leader in mini-tactical radars serving attractive, high-growth markets, including critical infrastructure protection, border surveillance, active military protection and counter-drone applications. The Company also specializes in the design, development, production and sales of avionics systems, including inertial navigation systems, for fighter aircraft and UAVs.

In January 2018, the Company incorporated RADA Sensors Inc. (“RSI”), a fully owned subsidiary of the Company in Delaware. As of December 31, 2019, RSI is the holder of 100% of the interests in RADA Technologies LLC, also organized in January 2018. When organized, RSI was the owner of 75% of RADA Technologies LLC. During July 2019, RSI purchased the minority 25% interest in RADA Technologies LLC from an investor.

The Company is organized and operates as one operating segment.

b.Discontinued operations:

In December 2016, the Company committed to a plan to sell its test and repair services activity (provided through CACS, the Company’s then 80% owned subsidiary, in order to focus on its core business. In October 2018, a transaction with a non-controlling interest occurred and as a result, as of December 31, 2018, the Company owned 100% of CACS, which resulted in a $254 decrease in additional paid in capital.

In December 2018, the Company signed an agreement to sell its ownership interest in CACS for approximately $1,500. On March 14, 2019, the ownership was transferred to the buyer. As of December 31, 2019, the Company received 100% of the consideration, which is currently held in a trust account in China. The net consideration of $730 is recorded under other accounts receivables and prepaid expenses in the consolidated balance sheets as of December 31, 2019. The Company expects to receive the full amount by December 31, 2020.

The Company recorded in 2018 a provision of $159 for the expected loss resulting from the sale, which amount was included in accrued expenses in the consolidated balance sheets and in the net loss from discontinued operations in the consolidated statements of operations. In December 2019, the Company recorded an additional expected loss of $115, mainly due to exchange rate differences relating to the consideration held in a trust account in China, which decreased the net consideration presented under other accounts receivables and prepaid expenses in the consolidated balance sheets and was included in the net loss from discontinued operations in the consolidated statements of operations.

F - 9

RADA ELECTRONIC INDUSTRIES LTD.

AND ITS SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share data)

NOTE 1:-GENERAL (Cont.)

c.Liquidity and Capital Resources:

In January 2019, the Company’s shareholders approved the sale of 545,454 Ordinary shares to DBSI Investements Ltd at a price per share of $2.75 (approximately $1.5 million in the aggregate). In January 2020, the Company completed an underwritten public offering of 4,819,052 of its ordinary shares at a price of $5.25 per share, for a total consideration of $25,300 and net proceeds of approximately $23,500.

Since incorporation, the Company has incurred an accumulated deficit of $78,114. As of June 30, 2020, the Company's cash position (cash and cash equivalents) totaled $29,908 Management believes that its cash and cash equivalents are sufficient for the Company to meet its obligations as they come due at least for a period of twelve months from the date of these unaudited condensed interim consolidated financial statements.